UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+972) 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As previously reported in a Current Report on Form 8-K filed by BiomX Inc. (the “Company”) on October 17, 2025, at the annual meeting of the Company’s stockholders held on October 16, 2025, the holders of a majority of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), voted to approve the authorization of the Company’s Board of Directors (the “Board”) to amend the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split of the Common Stock at a ratio between at least one-for-five (1:5) and less than one-for-twenty (1:20), to be determined in the sole discretion of the Board. On November 13, 2025, the Board approved a one-for-nineteen (1:19) reverse stock split (the “Reverse Stock Split”) of the outstanding shares of Common Stock, and authorized the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Company plans to file the Certificate of Amendment to effect the Reverse Stock Split as of 12:01 a.m. Eastern Time on November 25, 2025 (the “Effective Time”). The outstanding shares of Common Stock are expected to begin trading on the NYSE American on a split-adjusted basis at the start of trading on November 25, 2025.

As a result of the Reverse Stock Split, every nineteen (19) shares of Common Stock issued and outstanding as of the Effective Time will be converted into one (1) share of Common Stock (the “New Common Stock”). The New Common Stock will have a new CUSIP number of 09090D 509. The Reverse Stock Split does not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth pursuant to the Certificate of Incorporation. The Reverse Stock Split will not affect the rights, preferences or par value of the Common Stock. No fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split. Stockholders of the Company who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be automatically entitled to receive an additional fraction of a share of the Common Stock to round up to the next whole share.

Proportional adjustments also will be made to shares of Common Stock underlying outstanding equity awards, warrants and convertible preferred stock, and to the number of shares issued and issuable under the Company’s stock incentive plans and certain existing agreements. If no provisions exist in such instruments, the exercise or conversion price of such instruments with respect to each pre-Reverse Split share of Common Stock shall be multiplied by the ratio of the Reverse Split and the number of shares of Common Stock underlying such instrument shall be divided by the ratio of the Reverse Split.

Continental Stock Transfer & Trust Company, the Company’s transfer agent, will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for New Common Stock. Stockholders who hold their shares of Common Stock in book-entry form or in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares of Common Stock following the Reverse Stock Split, and their accounts will be automatically adjusted to reflect the Reverse Stock Split.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Safe Harbor

This Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when BiomX discusses the effective date for the Reverse Stock Split and the date that trading of the New Common Stock will begin on a split-adjusted basis, it is using forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2025, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, BiomX expressly disclaims any obligation or undertaking to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Amendment to Certificate of Incorporation of BiomX Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

November 17, 2025	By:	/s/ Marina Wolfson
		Name:	Marina Wolfson
		Title:	Chief Financial Officer

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